UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2022

MARLIN BUSINESS SERVICES CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-50448	38-3686388
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Fellowship Road, Mount Laurel, NJ	08054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 479-9111

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	MRLN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On January 20, 2022, Marlin Business Services Corp. (the “Company”) completed its previously announced merger (the “Merger”) with Madeira Merger Subsidiary, Inc. (“Merger Sub”), a wholly owned subsidiary of Madeira Holdings, LLC (“Parent”), pursuant to that certain Agreement and Plan of Merger, dated as of April 18, 2021, by and among the Company, Merger Sub and Parent (the “Merger Agreement”). The Company was the surviving corporation in the Merger and, as a result of the Merger, has become a wholly owned subsidiary of Parent, a subsidiary of funds managed by HPS Investment Partners, LLC.

At the effective time of the Merger (the “Effective Time”), each issued and outstanding share of common stock, par value $0.01 per share, of the Company (each, a “Share”), other than Shares that are held by any record holder who is entitled to demand and properly demands payment of the fair cash value of such Shares as a dissenting shareholder pursuant to, and who complies in all respects with, the provisions of Subchapter 15D of the Pennsylvania Business Corporation Law of 1988, was cancelled and converted into the right to receive $23.50 per Share in cash, without interest (the “Merger Consideration”).

At the Effective Time: (i) with respect to each Share that is subject to any vesting, forfeiture, repurchase or other lapse restriction under the Company stock plans and outstanding immediately prior to the Effective Time, such vesting, forfeiture, repurchase or other lapse restriction lapsed and such restricted share fully vested and converted into the right to receive the Merger Consideration; (ii) each restricted stock unit in respect of Shares granted under the Company stock plans that was outstanding immediately prior to the Effective Time fully vested and cancelled and converted into the right to receive an amount in cash, without interest, equal to the Merger Consideration in respect of each underlying Share; (iii) each restricted stock unit in respect of Shares granted under the Company stock plans that was outstanding immediately prior to the Effective Time and that per its terms vests, in whole or in part, based on the achievement of a specified level of performance, (a) if awarded during December 2020, vested and was deemed satisfied based on actual performance determined as of the Effective Time in accordance with the terms thereof and (b) if awarded other than during December 2020, fully vested and was deemed satisfied at the target level of one hundred percent (100%), and in each case such vested units were cancelled and converted into the right to receive an amount in cash, without interest, equal to the Merger Consideration in respect of each underlying Share; and (iv) each stock option granted under the Company stock plans that was outstanding immediately prior to the Effective Time was cancelled for no consideration or payment.

The descriptions of the Merger Agreement and the transactions contemplated thereby contained in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by the full and complete text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 20, 2022, the Company notified the NASDAQ Global Select Market (“NASDAQ”) that the Merger was consummated, and on the same day trading of the Company’s common stock on NASDAQ was suspended. In addition, on January 20, 2022, the Company requested that NASDAQ file a delisting application on Form 25 with the Securities and Exchange Commission (the “SEC”) to report the delisting of the Company’s common stock from NASDAQ.

The Company intends to file a certification on Form 15 with the SEC requesting that the Company’s reporting obligations with respect to its common stock under Sections 13 and 15(d) of the Securities Exchange Act of 1934 be suspended.

Item 3.03.	Material Modifications to Rights of Security Holders.

The information set forth under Items 2.01 and Item 3.01 are incorporated herein by reference.

Holders of the Company’s common stock that was issued and outstanding prior to the Effective Time ceased to have any rights with respect to such securities (other than their right to receive the Merger Consideration), nor do they have any interest in the Company’s future earnings or growth.

Item 5.01.	Changes in Control of Registrant.

The information set forth under Items 2.01, 3.03, 5.02 and 5.03 are incorporated herein by reference.

As a result of the Merger, a change in control of the Company occurred, and the Company is now a wholly owned subsidiary of Parent.

The Merger Consideration was funded through a combination of the Company’s cash on hand and equity financing obtained by Parent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Merger Agreement, at the Effective Time, all of the directors of the Company immediately prior to the Effective Time ceased serving as directors of the Company, and the directors of Merger Sub immediately prior to the Effective Time became the directors of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the articles of incorporation of the Company and the bylaws of the Company were each amended and restated in their entirety. The amended and restated articles of incorporation (attached as Schedule A to the Articles of Merger) and the amended and restated bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement and Plan of Merger, dated as of April 18, 2021, among Marlin Business Services Corp., Madeira Holdings, LLC, and Madeira Merger Subsidiary, Inc.*

3.1	Second Amended and Restated Articles of Incorporation of Marlin Business Services Corp.

3.2	Second Amended and Restated Bylaws of Marlin Business Services Corp.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 20, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARLIN BUSINESS SERVICES CORP.

Date: January 20, 2022	By:	/s/ Michael R. Bogansky
	Name:	Michael R. Bogansky
	Title:	SVP, Chief Financial Officer